Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Harvey Electronics, Inc. (the "Company") on Form 10-Q for the first quarter ended January 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Franklin C. Karp, Chief Executive Officer and President, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Franklin C. Karp
--------------------
Franklin C. Karp
Chief Executive Officer and President
March 14, 2006